UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2008 (October 3, 2008)

Whitestone REIT
(Exact name of registrant as specified in its charter)

Maryland	000-50256	76-0594970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

(713) 827-9595
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

On October 3, 2008, Whitestone REIT, a Maryland real estate investment trust (the “Company”), operating through its subsidiary, Whitestone Industrial-Office LLC, (the “Borrower”) executed a Floating Rate Promissory Note (the “Loan”) for $26,900,000 payable to Jackson Life Insurance Company (the “Lender”) with a floating interest rate of 260 basis points over the one month LIBOR (the “Index”).  The floating interest rate will be adjusted monthly by the Lender based on the Index as published on the last business day of the month.  The initial floating interest rate is 6.53% per annum, and the Loan has a maturity date of November 1, 2013.

Payments commence on December 1, 2008 and are due on the first day of each calendar month thereafter through November 1, 2013.  Monthly payments consist of principal and interest based on a 25 year amortization schedule, which is adjusted monthly based on the Index.  The first monthly payment is $182,135.

The Loan is a non-recourse loan secured by the Borrower’s properties and a limited guarantee by the Company.

In conjunction with the Loan, a Security Agreement and Assignment of Leases and Rents and Fixture Filing (the “Security Instrument”) was executed by the Borrower which contains customary terms and conditions, including representations, warranties and covenants by the Borrower, that includes, without limitation, warranty of title, insurance requirements and maintenance, use and management of the property.

The Loan contains events of default that include, among other things, non-payment and default under the Security Instrument.  Upon occurrence of an event of default, the Lender is entitled to accelerate all obligations of the Borrower. The Lender will also be entitled to receive the entire unpaid principal balance at a default rate.

The loan proceeds will be used to pay down the remaining balance on the Company’s revolving credit facility and fund potential acquisitions and capital improvements to existing properties.

The foregoing description of the Loan is qualified in its entirety by the full terms and conditions of the Loan, a copy of which is furnished herewith as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

           On and effective October 9, 2008, the Board of Trustees (the “Board”) of the Company amended and restated the Company’s Bylaws (the “Bylaws” and, as amended and restated, the “Amended Bylaws”).

The following is a brief summary of the material changes effected by adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto:

(1)           The Amended Bylaws change certain requirements and procedures for special meetings of shareholders and set forth certain documentation and procedural requirements for a shareholder seeking to propose a special meeting.

(2)           The Amended Bylaws revise the notice period for a shareholder to make a trustee nomination or make a shareholder proposal at the annual meeting of shareholders and add more informational requirements for shareholder nominees for trustee and other shareholder proposals at annual or special meetings.  For example, the Amended Bylaws calculate the deadline for shareholder nominations and/or proposals based on the anniversary of the date of the prior year’s proxy statement (rather than the anniversary of the mailing of the notice).  In addition, in the event the annual meeting date changes by more than 30 days from the anniversary of the prior year’s annual meeting date, the Amended Bylaws calculate the deadline for shareholder nominations and/or proposals based on the new annual meeting date (rather than the anniversary of the of the mailing of the notice).

(3)           The Amended Bylaws provide for indemnification of the Company’s trustees and officers and advance of expenses to the Company’s trustees and officers to the maximum extent permitted by Maryland law, and consistent with the Company’s Amended and Restated Declaration of Trust, as filed with the Securities and Exchange Commission (the “Commission”) on July 31, 2008, as Exhibit 3.1 to the Company’s Current Report on Form 8-K.

(4)           The former Bylaws required a vote by a majority of the shares present at an annual meeting for the election of trustees.  This majority voting requirement is based on the NASAA REIT Guidelines.  Because the Company intends to pursue additional capital and the listing of its common shares on a national securities exchange or over-the-counter market as soon as market conditions permit, compliance with the NASAA REIT Guidelines is no longer appropriate.  The Amended Bylaws revise the vote requirement to elect trustees from a majority of the shares present to a plurality of the votes cast threshold (which is the Maryland law default for Trustee elections and more common for publicly traded companies).

In addition, the Amended Bylaws reflect (1) updates to Maryland REIT and General Corporation Law, (2) changes to conform the Bylaws to the Company’s Amended and Restated Declaration of Trust, and (3) clarify language and make various technical corrections and non-substantive changes. These changes include, but are not limited to:

●	provisions permitting electronic delivery and “householding” of shareholder meeting; notices and electronic delivery of meeting notice waivers;
●	provisions expressly authorizing the postponement or cancellation of shareholder meetings;
●	provisions for notice and quorum requirements for Board meetings in emergency situations;
●	provisions relating to uncertificated shares in order for the Company’s shares to become DRS eligible; and
●	the deletion of outdated provisions with respect to loss of deposits and surety bonds.

Item 8.01	Other Events.

The Company’s 2009 Annual Meeting of Shareholders (the “2009 Meeting”) will be held on Thursday, May 7, 2009.

The 2009 Meeting date represents a change of more than 30 days from the anniversary of the Company’s 2008 Annual Meeting of shareholders. As a result, under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended, the deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2009 Meeting is required to be a reasonable time before the Company begins to print and mail the proxy materials. Taking into consideration the time and process for reviewing any shareholder proposals and advising shareholders on the nature of any such proposals and how the Company intends to exercise its discretion to vote on such proposals, the Company has determined that the close of business on December 8, 2008 should be the deadline for submission of proposals pursuant to Rule 14a-8 to be considered timely. Such proposals should be delivered to: Whitestone REIT, Attn: Corporate Secretary, 2600 S. Gessner, Suite 500, Houston, Texas, 77063. The Company recommends that such proposals be sent by certified mail, return receipt requested.  Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

In accordance with the Company’s Amended Bylaws, giving effect to the amendments described in Item 5.03 above, for a shareholder to submit a trustee nomination or proposal outside Rule 14a-8 to be considered timely for the 2009 Meeting, such proposal or nomination must be received by the Corporate Secretary no earlier than January 7, 2009 and no later than February 6, 2009 at the address noted above and in the form described in Article II, Section 12 of the Amended Bylaws, as applicable.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of Whitestone REIT

10.1	Promissory Note dated October 3, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 9, 2008	WHITESTONE REIT

	By:	/s/ David K. Holeman
David K. Holeman Chief Financial Officer